UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date earliest event reported) September 14, 2015

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
0-20371	ENTERGY GULF STATES LOUISIANA, LLC, a Texas limited liability company 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 74-0662730	1-32718
ENTERGY LOUISIANA, LLC (formerly known as Entergy Louisiana Power, LLC), a Texas limited liability company,
as successor to EL Investment Company, LLC (formerly known as Entergy Louisiana, LLC)
4809 Jefferson Highway
Jefferson, Louisiana 70121
Telephone (504) 576-4000
47-4469646

Former name and address:
EL INVESTMENT COMPANY, LLC (formerly known as Entergy Louisiana, LLC), a Texas limited liability company,
4809 Jefferson Highway
Jefferson, Louisiana 70121
Telephone (504) 576-4000
75-3206126

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 1, 2015, the businesses formerly conducted by Entergy Louisiana, LLC (Old Entergy Louisiana) and Entergy Gulf States Louisiana, LLC (Old Entergy Gulf States Louisiana) were combined into a single public utility (Business Combination).

In order to effect the Business Combination, under the Texas Business Organizations Code (TXBOC), Old Entergy Louisiana allocated substantially all of its assets to a new subsidiary, Entergy Louisiana Power, LLC, a Texas limited liability company (New Entergy Louisiana), and New Entergy Louisiana assumed the liabilities of Old Entergy Louisiana, in a transaction regarded as a merger under the TXBOC. Under the TXBOC, Old Entergy Gulf States Louisiana allocated substantially all of its assets to a new subsidiary (New Entergy Gulf States Louisiana) and New Entergy Gulf States Louisiana assumed the liabilities of Old Entergy Gulf States Louisiana, in a transaction regarded as a merger under the TXBOC. New Entergy Gulf States Louisiana then merged into New Entergy Louisiana with New Entergy Louisiana surviving the merger. Thereupon, Old Entergy Louisiana changed its name from “Entergy Louisiana, LLC” to “EL Investment Company, LLC” and New Entergy Louisiana changed its name from “Entergy Louisiana Power, LLC” to “Entergy Louisiana, LLC”.

With the completion of the Business Combination, New Entergy Louisiana holds substantially all of the assets, and has assumed the liabilities, of Old Entergy Louisiana and Old Entergy Gulf States Louisiana.

This Current Report on Form 8-K is being filed for the purpose of establishing New Entergy Louisiana as the successor issuer to Old Entergy Louisiana pursuant to Rule 12g-3(a) and 15d-5(a) under the Securities Exchange Act of 1934, as amended (Exchange Act), and to disclose events required to be disclosed on Form 8-K with respect to Old Entergy Louisiana, New Entergy Louisiana, and Old Entergy Gulf States Louisiana relating to the Business Combination. Pursuant to Rule 12g-3(a) under the Exchange Act, the series of outstanding debt securities that Old Entergy Louisiana had registered under Section 12(b) of the Exchange Act and listed on the New York Stock Exchange (NYSE) are deemed registered by New Entergy Louisiana under Section 12(b) of the Exchange Act by operation of Exchange Act Rule 12g-3(a) and New Entergy Louisiana is subject to the reporting and other applicable requirements of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 is incorporated herein by reference.

Item 3.01. Notice of Delisting.

On October 1, 2015, Old Entergy Louisiana notified the NYSE of the completion of the Business Combination and requested that, as a result of the succession of New Entergy Louisiana to the obligations, including all securities, of Old Entergy Louisiana, the NYSE file with the Securities and Exchange Commission (SEC) a notification on Form 25 to remove the four series of Old Entergy Louisiana debt securities (First Mortgage Bonds, 6.0% Series due March 2040, First Mortgage Bonds, 5.875% Series due June 2041, First Mortgage

Bonds, 5.25% Series due July 2052 and First Mortgage Bonds, 4.70% Series due June 2063) that had been listed on the NYSE from listing by Old Entergy Louisiana on the NYSE and from registration under Section 12(b) of the Exchange Act. As a result of Exchange Act Rule 12g-3(a), such securities are now considered to be listed on the NYSE by New Entergy Louisiana as successor to Old Entergy Louisiana.

In addition, Old Entergy Louisiana intends to file with the SEC a certification and notice of termination on Form 15 requesting that its reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to its outstanding debt securities be suspended and terminated. New Entergy Louisiana is subject to the reporting and other applicable requirements of the Exchange Act as successor to Old Entergy Louisiana.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Item 8.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and executive officers of New Entergy Louisiana are the same persons, and hold the same positions, as had been the case at Old Entergy Louisiana and are listed below:

Directors

Phillip R. May, Jr.
Theodore H. Bunting, Jr.
Andrew S. Marsh
Mark T. Savoff

Officers

Marcus V. Brown
Theodore H. Bunting, Jr.
Leo P. Denault
Jeffrey S. Forbes
Andrew S. Marsh
Phillip R. May, Jr.
Alyson M. Mount
Mark T. Savoff
Donald W. Vinci
Roderick K. West

Information concerning each such director and officer is included in Old Entergy Louisiana’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2015, Old Entergy Louisiana amended its Articles of Organization and Regulations to change its name to “EL Investment Company, LLC”. Such amendments are included in this filing as Exhibits 3.1 and 3.2, respectively.

New Entergy Louisiana is governed by the Certificate of Formation and Company Agreement of Entergy Louisiana Power, LLC, each dated as of July 7, 2015, as amended October 1, 2015 to change its name from

“Entergy Louisiana Power, LLC” to “Entergy Louisiana, LLC”. The original Certificate of Formation and Company Agreement of New Entergy Louisiana and the amendments are included in this filing as Exhibits 3.3 and 3.4, respectively.

Item 8.01. Other Events.

On September 14, 2015, the Louisiana Public Service Commission (LPSC) issued an order approving the Business Combination, and the proposed ratemaking treatment, as modified by the uncontested stipulated settlement described in prior filings which had been filed with the LPSC in July 2015.

On October 1, 2015, the businesses formerly conducted by Old Entergy Louisiana and Old Entergy Gulf States Louisiana were combined into a single public utility.

In order to effectuate the Business Combination, under the TXBOC, Old Entergy Louisiana allocated substantially all of its assets to a new subsidiary, New Entergy Louisiana, a Texas limited liability company, and New Entergy Louisiana assumed the liabilities of Old Entergy Louisiana, in a transaction regarded as a merger under the TXBOC. Under the TXBOC, Old Entergy Gulf States Louisiana allocated substantially all of its assets to a new subsidiary, New Entergy Gulf States Louisiana, and New Entergy Gulf States Louisiana assumed the liabilities of Old Entergy Gulf States Louisiana, in a transaction regarded as a merger under the TXBOC. Old Entergy Louisiana and Old Entergy Gulf States Louisiana remained in existence and contributed the membership interests in New Entergy Louisiana and New Entergy Gulf States Louisiana to an affiliate, Entergy Utility Holding Company, LLC, the common membership interests of which are owned by Old Entergy Louisiana, Old Entergy Gulf States Louisiana and Entergy Corporation. New Entergy Gulf States Louisiana then merged into New Entergy Louisiana with New Entergy Louisiana surviving the merger. Thereupon, Old Entergy Louisiana changed its name from “Entergy Louisiana, LLC” to “EL Investment Company, LLC” and New Entergy Louisiana changed its name from “Entergy Louisiana Power, LLC” to “Entergy Louisiana, LLC”.

With the completion of the Business Combination, New Entergy Louisiana holds substantially all of the assets, and has assumed the liabilities, of Old Entergy Louisiana and Old Entergy Gulf States Louisiana.

The Plan of Merger of Entergy Gulf States Power, LLC and Entergy Gulf States Louisiana, LLC; the Plan of Merger of Entergy Louisiana, LLC and Entergy Louisiana Power, LLC; and the Plan of Merger of Entergy Gulf States Power, LLC and Entergy Louisiana Power, LLC, are included in this filing as Exhibits 2.1, 2.2 and 2.3, respectively.

All of the exhibits filed by Old Entergy Louisiana in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the interim periods during the fiscal year ended December 31, 2015, which reports were filed on a combined basis by Old Entergy Louisiana along with the annual and quarterly reports of its parent, Entergy Corporation, and the annual and quarterly reports of various affiliated entities, including Old Entergy Gulf States Louisiana (the “Combined Reports”) and which include the indentures and material contracts filed as exhibit numbers 4 (Instruments Defining the Rights of Security Holders, Including Indentures) and 10 (Material Contracts), which relate to obligations that New Entergy Louisiana has assumed in the Business Combination, are considered to be exhibits applicable to New Entergy Louisiana as successor to Old Entergy Louisiana, except to the extent such exhibits are superseded. In addition, in the Business Combination, New Entergy Louisiana has assumed the obligations of Old Entergy Gulf States Louisiana, including those set forth in documents filed by Old Entergy Gulf States Louisiana as exhibits number 4 (Instruments Defining the Rights of Security Holders, Including Indentures) and 10 (Material Contracts) to the Combined Reports, and those filed documents are considered to be exhibits to New Entergy Louisiana’s reports filed under the Exchange Act.

Included in this filing as Exhibits 99.1 and 99.2 are the audited financial statements and related notes to the financial statements of Old Entergy Gulf States Louisiana for the periods described in Item 9.01(a) below and the Report of the Independent Registered Public Accounting Firm. Included in this filing as Exhibits 99.3 and 99.4 are the unaudited financial statements and related notes to the financial statements of Old Entergy Gulf States Louisiana for the periods described in Item 9.01(a) below. Included in this filing as Exhibit 99.5 is the unaudited pro forma financial information described in Item 9.01(b) below.

The notes to the financial statements included in this filing in Exhibits 99.2 and 99.4 were originally prepared and filed by Old Entergy Gulf States Louisiana on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., Old Entergy Louisiana, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Annual Report on Form 10-K for the year ended December 31, 2014, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, respectively. Information contained in such notes relating to any individual company, other than Old Entergy Gulf States Louisiana and Old Entergy Louisiana, was included by such company on its own behalf and should not be considered in connection with this filing. Each company reports in such notes only on its own behalf and makes no representations whatsoever as to any other company.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements

Included as Exhibits 99.1 and 99.2 hereto are the audited financial statements of Entergy Gulf States Louisiana, L.L.C. comprised of Balance Sheets as of December 31, 2014 and December 31, 2013 and the related Income Statements, Statements of Comprehensive Income, Statements of Cash Flows and Statements of Changes in Equity for the three years in the period ended December 31, 2014, the notes related thereto and the Report of the Independent Registered Public Accounting Firm.

Included as Exhibits 99.3 and 99.4 hereto are the unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. comprised of Balance Sheets as of June 30, 2015 and December 31, 2014, the related Income Statements and Statements of Comprehensive Income for the three and six months ended June 30, 2015 and June 30, 2014, the related Statements of Changes in Equity for the six months ended June 30, 2015 and June 30, 2014, and the related Statements of Cash Flows for the six months ended June 30, 2015 and June 30, 2014, and the notes related thereto.

(b) Unaudited Pro Forma Financial Information

Unaudited pro forma financial information of New Entergy Louisiana, giving effect to the combination of Old Entergy Louisiana’s and Old Entergy Gulf States Louisiana’s public utility businesses into a single public utility, is included as Exhibit 99.5 hereto.

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, LLC
EL Investment Company, LLC
Entergy Gulf States Louisiana, LLC

By: /s/ Marcus V. Brown
Marcus V. Brown
Executive Vice President and General Counsel

Dated: October 1, 2015

(d) Exhibits.

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Plan of Merger of Entergy Gulf States Power, LLC and Entergy Gulf States Louisiana, LLC
2.2	Plan of Merger of Entergy Louisiana, LLC and Entergy Louisiana Power, LLC
2.3	Plan of Merger of Entergy Gulf States Power, LLC and Entergy Louisiana Power, LLC
3.1	Certificate of Amendment to Articles of Organization of Entergy Louisiana, LLC to change the company name to EL Investment Company, LLC
3.2	Amendment No. 1 to the Regulations of Entergy Louisiana, LLC to change the company name to EL Investment Company, LLC
3.3	Certificate of Formation of Entergy Louisiana Power, LLC (including Certificate of Amendment to Certificate of Formation to change the company name to Entergy Louisiana, LLC)
3.4	Company Agreement of Entergy Louisiana Power, LLC (including First Amendment to Company Agreement to change the company name to Entergy Louisiana, LLC)
4.1
Eighty-second Supplemental Indenture of Entergy Louisiana, LLC [New Entergy Louisiana] under the Mortgage and Deed of Trust, dated as of April 1, 1944, as amended, of Entergy Louisiana, LLC [Old Entergy Louisiana] to The Bank of New York Mellon, as Trustee

4.2
Eighty-second Supplemental Indenture of Entergy Gulf States Power, LLC under the Indenture of Mortgage, dated September 1, 1926, as amended, of Entergy Gulf States Louisiana, L.L.C. to The Bank of New York Mellon, as Trustee

4.3
Eighty-third Supplemental Indenture of Entergy Louisiana, LLC [New Entergy Louisiana] under the Indenture of Mortgage, dated September 1, 1926, as amended, of Entergy Gulf States Power, LLC to The Bank of New York Mellon, as Trustee

4.4
Amended and Restated Credit Agreement dated as of August 14, 2015, among Entergy Louisiana, LLC [Old Entergy Louisiana] and Entergy Gulf States Louisiana, L.L.C., as the Borrowers, the banks and other financial institutions party thereto as Lenders, Citibank, N.A., as Administrative Agent and as an LC Issuing Bank, and the other LC Issuing Banks party thereto

4.5
Amendment dated as of August [ ], 2015, to Amended and Restated Credit Agreement dated as of August 14, 2015, among Entergy Louisiana, LLC [Old Entergy Louisiana] and Entergy Gulf States Louisiana, L.L.C., as the Borrowers, the banks and other financial institutions party thereto as Lenders, Citibank, N.A., as Administrative Agent and as an LC Issuing Bank, and the other LC Issuing Banks party thereto

4.6
Borrower Assumption Agreement dated as of October 1, 2015 of Entergy Louisiana, LLC [New Entergy Louisiana] under Amended and Restated Credit Agreement dated as of August 14, 2015, among Entergy Louisiana, LLC [Old Entergy Louisiana] and Entergy Gulf States Louisiana, L.L.C., as the Borrowers, the banks and other financial institutions party thereto as Lenders, Citibank, N.A., as Administrative Agent and as an LC Issuing Bank, and the other LC Issuing Banks party thereto, as amended

23.1	Consent of Deloitte & Touche LLP
99.1
Audited financial statements of Entergy Gulf States Louisiana, L.L.C. as of December 31, 2014 and December 31, 2013 and for each of the three years in the period ended December 31, 2014 (excluding the notes related thereto) and the Report of the Independent Registered Public Accounting Firm

99.2
Notes to the audited financial statements of Entergy Gulf States Louisiana, L.L.C. for the three years in the period ended December 31, 2014, originally prepared and filed on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., Old Entergy Louisiana, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Annual Report on Form 10-K for the year ended December 31, 2014

99.3
Unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. as of June 30, 2015 and for the three and six month periods ended June 30, 2015 and June 30, 2014 (excluding the notes related thereto)

99.4
Notes to the unaudited financial statements of Entergy Gulf States Louisiana, L.L.C. as of June 30, 2015 and for the three and six month periods ended June 30, 2015 and June 30, 2014, originally prepared and filed on a combined basis with Entergy Corporation, Entergy Arkansas, Inc., Old Entergy Louisiana, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc., and System Energy Resources, Inc. in such registrants’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015

99.5	Unaudited Pro Forma Financial Information